EX-32.1             FRIENDLY AUTO DEALERS SECTION 906 SARBANES OXLEY

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of, Friendly Auto Dealers, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tony H. Lam, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2008

By:  /s/ Tony H. Lam
     Tony H. Lam
     President,
     Chief Executive Officer,